Alliance for Sustainable Energy, LLC
Operator of the National Renewable Energy Laboratory
Cooperative Research and Development Agreement

Modification No. 14
No Cost Time Extension to CRD-11-00435

Contractor: Alliance for Sustainable Energy, LLC ("Contractor") operator of the National Renewable Energy Laboratory

Participant: SolarWindow Technologies, Inc

Period of Performance: 04/06/2011 THROUGH 12/31/2024
This modification adds 24 months to the period of performance.

Except as stated herein, all terms and conditions of the Cooperative Research and Development Agreement shall remain in full force and effect without change. In the event of any conflict between the terms of the subject Agreement and this Modification, the provisions of this Modification shall take precedence.

ARTICLE II, "Joint Work Statement", APPENDIX A-JOINT WORK STATEMENT is hereby modified to reflect a new completion date of 12/31/2024.

ARTICLE III, "Term, Funding and Costs" Paragraph A, is modified to reflect a new completion date of 12/31/2024.

The parties have indicated their acceptance of this Modification to the subject Agreement between Participant and Contractor by signature below.

Accepted: Participant	**Accepted:** Contractor
By: DocuSigned by: Jatinder S. Bhogal 633F680E12ED462...	By: DocuSigned by: Anne Miller 52B2789C96374C3...
Name: Jatinder S. Bhogal	Name: Anne Miller
Title: Chief Executive Officer	Title: Director Technology Transfer
Date: 12/6/2021	Date: 12/6/2021